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                   SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549

                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 24, 1996

                       H. F. Ahmanson & Company
          (Exact name of registrant as specified in charter)


          Delaware           1-8930              95-0479700
      (State or other      (Commission        (IRS employer
      jurisdiction of       file number)       identification no.)
      incorporation)


       4900 Rivergrade Road, Irwindale, California         91706
       (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code    (818) 960-6311

                            Not applicable
       (Former name or former address, if changed since last report)







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ITEM 5.   OTHER EVENTS.

      On January 24, 1996, H. F. Ahmanson & Company (the "Company"), issued a press release reporting its results of operations during the quarter and year ended December 31, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

      99.1 Press release dated January 24, 1996 reporting results of operations during the quarter and year ended December 31, 1995.











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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 24, 1996

                                                 H. F. AHMANSON & COMPANY

                                                  /s/George Miranda
                                                 ------------------------
                                                 First Vice President and
                                                 Principal Accounting Officer